SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 14, 2018

                        INTERFACE, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	001-33994	58-1451243
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road, Suite 2000 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:  (770) 437-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01	Regulation FD Disclosure.
Announcement of Agreement to Acquire nora systems
On June 14, 2018, Interface, Inc. (the "Company") issued a press release announcing that it had signed a definitive agreement to acquire nora systems ("nora") in a stock purchase transaction valued at approximately $420 million.  The Company also announced in the press release an update to its fiscal year 2018 financial outlook.  The press release is furnished herewith as Exhibit 99.1
The Company has scheduled a webcast conference call for 9:30 a.m., Eastern time, today, June 14, 2018, to discuss the pending acquisition.  Details for accessing the conference call are contained in the press release.  During the conference, Company representatives are expected to utilize the slide presentation furnished herewith as Exhibit 99.2.
The information furnished pursuant to this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.
Non-GAAP Financial Measures in the Press Release, Slide Presentation and Conference Call
The press release and/or slide presentation include, and during the conference call Company representatives are expected to refer to, as additional information for investors, the projected effect of the nora acquisition on the Company's adjusted earnings per share ("EPS") and organic sales growth, as well as the Company's and nora's historical earnings before interest, taxes, depreciation and amortization ("EBITDA").  These measures are not in accordance with financial measures calculated in accordance with generally accepted accounting principles in the United States ("GAAP"), and may be different from similarly titled non-GAAP financial measures used by other companies.  Non-GAAP financial measures should not be used as a substitute for, or considered superior to, GAAP financial measures.
The Company's adjusted EPS excludes: (1) restructuring and asset impairment charges; (2) effects from the enactment of the federal Tax Cuts and Jobs Act in December 2017 (the "Tax Act"); (3) the effects of transaction costs and purchase accounting-related amortization in connection with the nora acquisition.
The Company's organic sales growth excludes: (1) sales from the Company's exited FLOR specialty retail stores; and (2) foreign currency fluctuations.
The Company excludes the FLOR specialty retail stores and the Tax Act effects from adjusted measures because it believes the Company's exit from the FLOR specialty retail stores and the Tax Act are uncommon and/or one-time events and do not arise from or constitute normal ongoing operations.  Similarly, since the Company engages in acquisitions only episodically, and not as an everyday matter, the Company believes presenting certain measures excluding the effects of acquisitions facilitates focus on normal ongoing operations.  In addition, since FLOR specialty retail sales will not be a material part of sales going forward, the Company believes presenting organic sale information without historical FLOR specialty retail sales presents meaningful additional information on core ongoing operations.  The Company also believes presenting sales information absent the effect of foreign currency exchange rate fluctuations facilitates comparison of the Company's operational performance between periods.
Furthermore, the Company presents these non-GAAP measures on a forward-looking basis partially because the most comparable GAAP measures are not accessible without unreasonable efforts.  In the case of forward-looking adjusted EPS, GAAP EPS is difficult to predict due the Company's current inability to reasonably quantify the ultimate effect of purchase accounting.  In the case of organic sales growth, GAAP net sales is difficult to forecast due to the inherent unpredictability of foreign currency exchange rates.
The Company generally believes reporting its adjusted results helps investors' understanding of historical operating trends, because it facilitates comparison to prior periods during which unique events affecting more recent results may not have occurred.  The Company also believes that adjusted results provide supplemental information for comparisons to other companies which may not have experienced the same events underlying the adjustments.  Furthermore, the Company uses adjusted results internally as supplemental information to evaluate its own performance, for planning purposes and in connection with its compensation programs.
Nora's adjusted EBITDA excludes certain expenses related to the transaction by which nora was acquired by its current owners.  Both nora's adjusted EBITDA and the Company's EBITDA measures also exclude certain non-operational income and/or costs, the removal of which the Company believes improves comparability of operating results across reporting periods.  Management further believes EBITDA and adjusted EBITDA to be relevant and useful information as they are standard measures commonly reported and widely used by investors, analysts and others to measure and benchmark financial performance without the effects of various items that the Company believes are not characteristic of ongoing operating performance.  EBITDA and adjusted EBITDA however do not take into account substantial costs of doing business, such as income taxes and interest expense. The Company further believes that excluding nora's previous acquisition transaction expenses helps investors assess nora's operating performance exclusive of nonrecurring expenses.
Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
None.
(b)	Pro Forma Financial Information.
None.
(c)	Shell Company Transactions.
None.
(d)	Exhibits.
Exhibit No.	Description
99.1	Company Press Release dated June 14, 2018
99.2	Company Slide Presentation dated June 14, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.

By:	/s/ David B. Foshee
David B. Foshee
Vice President
Date: June 14, 2018

EXHIBIT INDEX
Exhibit No.	Description
99.1	Company Press Release dated June 14, 2018
99.2	Company Slide Presentation dated June 14, 2018